COLUMBIA FUNDS SERIES TRUST I

Columbia Strategic Investor Fund

(the “Fund”)

Supplement dated April 27, 2012 to the

Fund’s prospectuses dated January 1, 2012

1.	Principal Investment Strategies. The fifth paragraph under the section of each prospectus for the Fund entitled “Principal Investment Strategies” is modified by adding the following factor:

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a security’s current yield; a company’s dividend growth capability (a company’s financial statements and management’s ability to increase the dividend if it chooses to do so), dividend history, dividend payout ratio, and free cash flow sustainability.

2.	Investment Adviser and Portfolio Manager(s). The section subtitled “Investment Adviser and Portfolio Manager(s) – Portfolio Managers” in the prospectuses for the Fund is replaced in its entirety with the following:

Portfolio Managers

Laton Spahr, CFA

Co-manager. Service with the Fund since April 2012.

Paul F. Stocking, CFA

Co-manager. Service with the Fund since April 2012.

Steven R. Schroll, CFA

Co-manager. Service with the Fund since April 2012.

3.	Portfolio Managers. The table in the section titled “Management of the Fund – Primary Service Providers – Portfolio Managers” in the prospectuses for the Fund is replaced in its entirety with the following:

Laton Spahr, CFA

Co-manager. Service with the Fund since April 2012.

Portfolio Manager of the Investment Manager. Associated with the Investment Manager as an investment professional since 2001. Mr. Spahr began his investment career in 1999 and earned a B.S. from the University of Wyoming and an M.S. from the University of Wisconsin-Madison.

Paul F. Stocking, CFA

Co-manager. Service with the Fund since April 2012.

Portfolio Manager of the Investment Manager. Associated with the Investment Manager as an investment professional since 1995. Mr. Stocking began his investment career in 1987 and earned a B.B.A. from the University of Michigan and an M.B.A from the University of Chicago.

Steven R. Schroll, CFA

Co-manager. Service with the Fund since April 2012.

Portfolio Manager of the Investment Manager. Associated with the Investment Manager as an investment professional since 1998. Mr. Schroll began his investment career in 1981 and earned a B.S. from Drake University and an M.B.A. from the University of Minnesota.

Shareholders should retain this Supplement for future reference.

C-1381-4 A (4/12)